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                                                                     EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT
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                                                                                   Jurisdiction
                                                                                     in which
                                                                            Corporate Name Incorporated
                                                                            ---------------------------

PHARMACIA & UPJOHN, INC.                                                        Delaware (Parent)

Subsidiaries (excluding those which when considered in the aggregate as a single subsidiary did not constitute a significant subsidiary as of December 31, 1997):

Pharmacia & Upjohn (Perth) Pty Ltd                                                   Australia
Pharmacia & Upjohn Pty Ltd                                                           Australia
Pharmacia & Upjohn N.V./S.A.                                                         Belgium
Pharmacia & Upjohn Coordination Center N.V.                                          Belgium
Pharmacia & Upjohn Inc.                                                              Canada
Sino-Swed Pharmaceutical Co Ltd                                                      China
Upjohn Suzhou Pharmaceutical Co Ltd                                                  China
Pharmacia & Upjohn GmbH                                                              Germany
Pharmacia & Upjohn S.A.                                                              Spain
Pharmacia & Upjohn S.A.                                                              France
Pharmacia & Upjohn Limited                                                           United Kingdom
Pharmacia UK Ltd                                                                     United Kingdom
Pharmacia & Upjohn Cork Ltd                                                          Ireland
Prosec (Ireland) Ltd                                                                 Ireland
Pharmacia & Upjohn S.p.A.                                                            Italy
Pharmacia & Upjohn Ltd                                                               Japan
Pro Re (Luxembourg) S.A.                                                             Luxembourg
Pharmacia & Upjohn S.A.                                                              Luxembourg
Pharmacia & Upjohn S.A. de C.V.                                                      Mexico
Pharmacia & Upjohn International N.V.                                                Netherlands
Pharmacia & Upjohn Financial Services B.V.                                           Netherlands
Pharmacia & Upjohn AS                                                                Norway
Pharmacia & Upjohn Caribe Inc.                                                       Puerto Rico
Pharmacia & Upjohn AB                                                                Sweden
Pharmacia Biosystems AB                                                              Sweden
Pharmacia & Upjohn Treasury Services AB                                              Sweden
Kabi Pharmacia Peptide Hormones AB                                                   Sweden
Sopaco S.A.                                                                          Switzerland
Pharmacia & Upjohn Company                                                           Delaware
Pharmacia & Upjohn Foreign Sales Corporation                                         Delaware
Upjohn International Inc.                                                            Michigan
Pharmacia & Upjohn Inter-American Corporation                                        Michigan
Pharmacia & Upjohn Trading Company                                                   Michigan
Pharmacia & Upjohn Holding Company                                                   Delaware
The Upjohn Manufacturing Company                                                     Delaware
The Upjohn Holding Company M                                                         Delaware
Greenstone Ltd.                                                                      Delaware
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